UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2020

DIRECTVIEW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53741	04-3053538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Yamato Road., Suite 1240

Boca Raton, FL 33431

(Address of principal executive offices)

(561) 293-3726

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 OTHER EVENTS

DirectView Holdings, Inc. (the “Company”) will be further delayed in the filing of its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) due to the circumstances related to COVID-19. The Company previously timely filed Form 12b-25, Notification of Late Filing to extend the due date of its Annual Report on Form 10-K to April 14, 2020 and believed that it would be in a position to file its Report in the time required by Form 12b-25. However, COVID-19 has caused severe disruptions in transportation and limited access to the Company’s facilities resulting in limited support from its staff and professional advisors. This has, in turn, delayed the Company’s ability to complete its audit and prepare the Report. Notwithstanding the foregoing, the Company expects to file the Report no later than May 29, 2020 (which is 45 days from the Report’s extended filing deadline of April 14, 2020). In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

An occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations.

The occurrence of an uncontrollable event such as the COVID-19 pandemic may negatively affect our operations. A pandemic typically results in social distancing, travel bans and quarantine, and this may limit access to our facilities, customers, management, support staff and professional advisors. These factors, in turn, may not only impact our operations, financial condition and demand for our goods and services but our overall ability to react timely to mitigate the impact of this event. Also, it may hamper our efforts to comply with our filing obligations with the Securities and Exchange Commission.

Because the Company did not file an 8-K in order to rely on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 (Release No. 34-88318) (the “Order”) to extend its due date for 45 days, without further modification of that Order or an appeal directly to the Commission, the Company’s Report will not be considered timely. The Company is and will use all available resources to file its Report as expeditiously as it is able under the circumstances.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRECTVIEW HOLDINGS, INC.

Date: April 14, 2020	/s/ Gerry Czarnecki
	Name:	Gerry Czarnecki
	Title:	Chief Executive Officer